MAY 15, 2024
SUPPLEMENT TO THE FOLLOWING:
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding The Hartford Growth Opportunities Fund, The Hartford MidCap Fund, The Hartford Small Cap Growth Fund, and The Hartford Small Company Fund and should be read in connection with your Statutory Prospectus and Statement of Additional Information (“SAI”).
The Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. has approved a reverse stock split of the issued and outstanding Class C shares (the “Reverse Stock Split”) of each of The Hartford Growth Opportunities Fund, The Hartford MidCap Fund, The Hartford Small Cap Growth Fund, and The Hartford Small Company Fund (each a “Fund” and collectively, the “Funds”). The table below provides the ratio for the Reverse Stock Split for the issued and outstanding Class C shares of each Fund and an example of the result of the Reverse Stock Split for an account holding 100 Class C shares of that Fund:
Fund	Reverse Stock Split Ratio	Example
		Number of Class C shares Prior to Reverse Stock Split	Number of Class C shares After Reverse Stock Split
The Hartford Growth Opportunities Fund	4:1	100	25
The Hartford MidCap Fund	2:1	100	50
The Hartford Small Cap Growth Fund	2:1	100	50
The Hartford Small Company Fund	2:1	100	50
The Reverse Stock Split will be completed after the close of business on or about September 13, 2024 (“Effective Date”).
As a result of the Reverse Stock Split, for each Class C share of a Fund a shareholder holds as of the Effective Date, the shareholder will receive a proportional number of shares of the same class of the same Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in Class C shares of a Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the same Fund immediately following the Reverse Stock Split as the shareholder did immediately prior to the Reverse Stock Split. The Reverse Stock Split will not be a taxable event and it will not have an impact on a Fund’s holdings or performance. No changes are contemplated at this time for the other share classes offered by the Funds.
The Class C shares of a Fund impacted by the Reverse Stock Split will be offered, sold and redeemed on a Reverse Stock Split-adjusted basis beginning on the first business day following the Reverse Stock Split. A shareholder’s next account statement after the Reverse Stock Split is completed will reflect the Reverse Stock Split.
Reasons for the Reverse Stock Split
The Board approved the Reverse Stock Split in order to bring the net asset value per share (“NAV”) of the Class C shares of a Fund into better alignment with the NAVs of the Fund’s other shares classes and reduce the variances between these NAVs that currently exist. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAV across all share classes of a Fund.
This Supplement should be retained with your Statutory Prospectus and SAI for future reference.
HV-7666
May 2024